UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2025

HPS Corporate Capital Solutions Fund
(Exact name of Registrant as specified in its charter)

Delaware	814-01715	93-6616284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

40 West 57th Street, 33rd Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212)
287-6767
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement
On August 7, 2025, HPS Corporate Capital Solutions Fund (the “
Fund
”) entered into a Commitment Increase Agreement (the “
Commitment Increase Agreement
”) with Natixis, New York Branch, as increasing lender (the “
Increasing Lender
”) and JPMorgan Chase Bank, N.A., as administrative agent, pursuant to the Fund’s Senior Secured Revolving Credit Agreement, dated as of April 8, 2024, among the Fund, as borrower, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent (as amended and supplemented from time to time, the “
Revolving Credit Facility
”).
The Commitment Increase Agreement provides for an increase in the Increasing Lender’s multicurrency commitment, thereby bringing the aggregate commitments of the lenders under the Revolving Credit Facility from $900,000,000 to $
950,000,000
through the accordion feature in the Revolving Credit Facility. The accordion feature in the Revolving Credit Facility allows the Fund, under certain circumstances, to increase the total size of the facility to a maximum aggregate commitment of $
1,350,000,000
.
The description above is only a summary of the material provisions of the Commitment Increase Agreement and is qualified in its entirety by reference to a copy of the Commitment Increase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form
8-K
and incorporated by reference herein.

Item 2.03.	Creation of Direct Financial Obligation
The information included under Item 1.01 above regarding the Commitment Increase Agreement and the Revolving Credit Facility is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

10.1	Commitment Increase Agreement, dated as of August 7, 2025, by and among HPS Corporate Capital Solutions Fund, Natixis, New York Branch, as increasing lender and JPMorgan Chase Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS Corporate Capital Solutions Fund

Date: August 8, 2025	By:	/s/ Robert Busch
	Name:	Robert Busch
	Title:	Chief Financial Officer and Principal Accounting Officer